EXHIBIT 99.1

Vanderbilt University, Brigham Young University, and Ceragenix Pharmaceuticals Report
Novel Drug Compound Kills Multiple HIV Strains

-Synthetic small molecule acts through unique strain-independent virucidal mechanism-

Nashville, TN, Provo, UT and Denver, CO February 6, 2006 -  Vanderbilt University, Brigham Young University and Ceragenix Pharmaceuticals, Inc. today announced that one of a family of compounds, called Ceragenins (or CSAs) shows potent virucidal activity in in vitro laboratory tests against multiple strains of Human Immunodeficiency Virus (HIV), the virus that causes AIDS.

CSAs were invented by Dr. Paul D. Savage of Brigham Young University’s Department of Chemistry and Biochemistry and exclusively licensed to Ceragenix.  In data previously presented by Dr. Savage and other researchers, CSAs have been shown to have broad spectrum antibacterial activity.  Dr. Derya Unutmaz, Associate Professor of Microbiology and Immunology at the Vanderbilt University School of Medicine, tested several CSAs in his laboratory for their ability to kill HIV directly.

“We found that CSA-54 potently inhibits HIV infection of primary human CD4+ T cells, the virus’s in vivo targets, and was not toxic to epithelial cells at concentrations significantly higher than those required to kill the virus,” stated Dr.  Unutmaz.  “In addition, CSA-54 killed a wide range of HIV isolates, and completely blocked genetically engineered HIV that enters the cells independent of the cell surface receptor the virus normally uses.  This finding indicates that CSA-54 likely attacks the viral membrane and disrupts the virus from interacting with its target cells, similar to some of the known microbicidal peptides.  This is particularly important as a compound that targets the viral membrane is likely to be effective against all strains of the virus, regardless of mutations as the viral membrane remains unchanged.”

“We are encouraged, based on these early in vitro studies, that CSAs may provide a completely unique family of anti-infectives, potentially active against a wide range of viral, fungal, and bacterial targets, including those resistant to current therapies,” stated Steven Porter, CEO of Ceragenix. “Given the potent activity of CSA-54 against all strains of HIV tested, we plan on exploring the use of this compound in both topical and systemic applications for HIV therapy.”

About Ceragenins

Ceragenins, or CSAs, are synthetically produced small molecule chemical compounds comprised of a sterol backbone with amino acids and other chemical groups attached to them. These compounds have a net positive charge that is electrostatically attracted to the negatively charged cell membranes of certain viruses, fungi and bacteria. CSAs have a high binding affinity for such membranes (including Lipid A) and are able to rapidly disrupt the target membranes leading to rapid cell death. While CSAs have a mechanism of action that is also seen in antimicrobial peptides, which form part of the body’s innate immune system, they avoid many of the difficulties associated with their use as medicines.

Brigham Young University and Vanderbilt have jointly filed a patent on CSA technology, which has been licensed exclusively to Ceragenix.

About CERAGENIX

Ceragenix Pharmaceuticals, Inc. (OTCBB: CGXP) is a biopharmaceutical company that discovers, develops and commercializes novel anti-infective drugs based on its proprietary class of compounds, Ceragenins (or CSAs). Active against a broad range of gram positive and negative bacteria, these agents are being developed as anti-infective medical device coatings and as therapeutics for serious antibiotic-resistant organisms.

Ceragenix further owns exclusive rights to Barrier Repair Technology for the treatment of dermatological disorders including atopic dermatitis, neonatal skin disorders and others. Ceragenix’s patented Barrier Repair Technology, invented by Dr. Peter Elias and licensed from the University of California, is the platform for the development of two prescription topical creams—Epiceram(TM) and Neoceram(TM)—that form human-identical skin barriers. Defects in the skin’s barrier function play critical roles in the pathogenesis of skin diseases such as eczema, irritant contact dermatitis and other common skin disorders and may also be of importance in HIV related skin dermatoses. Ceragenix has submitted a 510K to the FDA seeking marketing clearance to commercialize this technology in 2006. For additional information on Ceragenix, please visit www.ceragenix.com.

FORWARD LOOKING STATEMENTS

This press release may contain forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, the following: the ability of the Company to raise capital in a timely manner, the ability of the Company to raise sufficient capital to finance its planned pharmaceutical activities, the FDA concurring with the Company that the 510(k) application is the appropriate approval process for Epiceram(TM), receiving the necessary marketing clearance approvals from the FDA, successful clinical trials of the Company’s planned products, the ability of the Company to commercialize its planned products, market acceptance of the Company’s planned products, and the Company’s ability to successfully compete in the marketplace. Although management believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the forward-looking statements will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. For further information, please see the Company’s filings with the SEC, including its Forms SB-2, 10-KSB, 10-QSB and 8-K. The Company assumes no obligation to update its forward-looking statements to reflect actual results or changes in factors affecting such forward-looking statements.

Contacts:

Ceragenix

Steven S. Porter, 720-946-6440

or CEOcast, for Ceragenix: Ed Lewis, 212-732-4300

For Vanderbilt University Medical Center:	For Ceragenix:
John Howser	Steven Porter
(615) 322-4747	CEO & Chairman
john.howser@vanderbilt.edu	(720) 946-6440

For Brigham Young University:	Robert Stanislaro
Grant Madsen	Financial Dynamics
(801) 422-9206	(212) 850-5657
grant_madsen@byu.edu	ceragenix@fd-us.com

Vanderbilt University, Brigham Young University, and Ceragenix
Pharmaceuticals Report Novel Drug Compound Kills Multiple HIV Strains

-Synthetic small molecule acts through unique strain-independent virucidal mechanism-

Nashville, TN, Provo, UT and Denver, CO February 6, 2006 -  Vanderbilt University, Brigham Young University and Ceragenix Pharmaceuticals, Inc. today announced that one of a family of compounds, called Ceragenins (or CSAs) shows potent virucidal activity in in vitro laboratory tests against multiple strains of Human Immunodeficiency Virus (HIV), the virus that causes AIDS.

CSAs were invented by Dr. Paul D. Savage of Brigham Young University’s Department of Chemistry and Biochemistry and exclusively licensed to Ceragenix.  In data previously presented by Dr. Savage and other researchers, CSAs have been shown to have broad spectrum antibacterial activity.  Dr. Derya Unutmaz, Associate Professor of Microbiology and Immunology at the Vanderbilt University School of Medicine, tested several CSAs in his laboratory for their ability to kill HIV directly.

“We found that CSA-54 potently inhibits HIV infection of primary human CD4+ T cells, the virus’s in vivo targets, and was not toxic to epithelial cells at concentrations significantly higher than those required to kill the virus,” stated Dr.  Unutmaz.  “In addition, CSA-54 killed a wide range of HIV isolates, and completely blocked genetically engineered HIV that enters the cells independent of the cell surface receptor the virus normally uses.  This finding indicates that CSA-54 likely attacks the viral membrane and disrupts the virus from interacting with its target cells, similar to some of the known microbicidal peptides.  This is particularly important as a compound that targets the viral membrane is likely to be effective against all strains of the virus, regardless of mutations as the viral membrane remains unchanged.”

“We are encouraged, based on these early in vitro studies, that CSAs may provide a completely unique family of anti-infectives, potentially active against a wide range of viral, fungal, and bacterial targets, including those resistant to current therapies,” stated Steven Porter, CEO of Ceragenix. “Given the potent activity of CSA-54 against all strains of HIV tested, we plan on exploring the use of this compound in both topical and systemic applications for HIV therapy.”

About Ceragenins

Ceragenins, or CSAs, are synthetically produced small molecule chemical compounds comprised of a sterol backbone with amino acids and other chemical groups attached to them. These compounds have a net positive charge that is electrostatically attracted to the negatively charged cell membranes of certain viruses, fungi and bacteria. CSAs have a high binding affinity for such membranes (including Lipid A) and are able to rapidly disrupt the target membranes leading to rapid cell death. While CSAs have a mechanism of action that is also seen in antimicrobial peptides, which form part of the body’s innate immune system, they avoid many of the difficulties associated with their use as medicines.

Brigham Young University and Vanderbilt have jointly filed a patent on CSA technology, which has been licensed exclusively to Ceragenix.

About CERAGENIX

Ceragenix Pharmaceuticals, Inc. (OTCBB: CGXP) is a biopharmaceutical company that discovers, develops and commercializes novel anti-infective drugs based on its proprietary class of compounds, Ceragenins (or CSAs). Active against a broad range of gram positive and negative bacteria, these agents are being developed as anti-infective medical device coatings and as therapeutics for serious antibiotic-resistant organisms.

Ceragenix further owns exclusive rights to Barrier Repair Technology for the treatment of dermatological disorders including atopic dermatitis, neonatal skin disorders and others. Ceragenix’s patented Barrier Repair Technology, invented by Dr. Peter Elias and licensed from the University of California, is the platform for the development of two prescription topical creams—Epiceram(TM) and Neoceram(TM)—that form human-identical skin barriers. Defects in the skin’s barrier function play critical roles in the pathogenesis of skin diseases such as eczema, irritant contact dermatitis and other common skin disorders and may also be of importance in HIV related skin dermatoses. Ceragenix has submitted a 510K to the FDA seeking marketing clearance to commercialize this technology in 2006. For additional information on Ceragenix, please visit www.ceragenix.com.

FORWARD LOOKING STATEMENTS

This press release may contain forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, the following: the ability of the Company to raise capital in a timely manner, the ability of the Company to raise sufficient capital to finance its planned pharmaceutical activities, the FDA concurring with the Company that the 510(k) application is the appropriate approval process for Epiceram(TM), receiving the necessary marketing clearance approvals from the FDA, successful clinical trials of the Company’s planned products, the ability of the Company to commercialize its planned products, market acceptance of the Company’s planned products, and the Company’s ability to successfully compete in the marketplace. Although management believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the forward-looking statements will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. For further information, please see the Company’s filings with the SEC, including its Forms SB-2, 10-KSB, 10-QSB and 8-K. The Company assumes no obligation to update its forward-looking statements to reflect actual results or changes in factors affecting such forward-looking statements.